Exhibit 99.2
Fiscal Year 2009 Financial Results Conference Call September 21, 2009

Safe Harbor Statement Certain statements herein constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. When used herein, words such as "believe," "expect," "anticipate," "project," "plan," "estimate," "will" or "intend" and similar words or expressions as they relate to the Company or its management constitute forward- looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management's discussion and analysis contained from time- to-time in the Company's filings with the Securities and Exchange Commission.

Today's Call Agenda Fiscal 2009 Financial Review Turnaround Update Debt, Refinancing & Liquidity FY2010 Mission, Key Imperatives Corporate Values Investor/Analyst Q&A

FY2009 2nd Half Primary Focus Significant changes across the entire company Financial Operational Strategic "The transformation had to be immediate, aggressive, appropriate, focused and sustainable."

Fiscal Year 2009 Net Loss 2009 2008 Net sales 221,870,617 $ 229,805,983 $ Costs of goods sold 206,165,541 217,873,310 Gross profit 15,705,076 11,932,673 Selling and administrative expenses 19,089,252 19,106,034 Amortization of intangibles 492,250 481,250 Restructuring/impairment charges 7,007,769 181,239 EPA related - net environmental remediation 18,007 1,789 Net gain on sale of property, plant and equipment (9,880) (977,685) 26,597,398 18,792,627 Operating loss (10,892,322) (6,859,954) Other income (expense): Interest expense (1,568,554) (1,205,062) Interest and investment income (expense) 28,123 128,354 Equity loss in investment (59,000) (273,003) Canadian translation gain (loss) (1,482,814) 265,460 Other - net 8,111 6,913 (3,074,134) (1,077,338) Loss before income taxes (13,966,456) (7,937,292) Provision for income taxes 1,787,000 5,201,000 Net loss (15,753,456) $ (13,138,292) $ Loss per share - basic and diluted (1.61) $ (1.34) $ Fiscal Year Ending

($ in millions) Sales MARKET Net Sales % of Total Net Sales % of Total Aerospace 86.6 $ 39% 64.6 $ 28% Medical/Scientific Instrumentation 67.7 31% 73.2 32% Government 42.3 19% 48.5 21% Industrial/Others 25.3 11% 43.5 19% Totals 221.9 $ 100% 229.8 $ 100% 2009 2008 Fiscal Year Ending June 30,

Gross Profit 2009 As % 2008 As % Net sales 221,870,617 $ 100.0% 229,805,983 $ 100.0% Costs of goods sold 206,165,541 92.9% 217,873,310 94.8% Gross profit 15,705,076 7.1% 11,932,673 5.2% Selling and administrative expenses 19,089,252 8.6% 19,106,034 8.3% Amortization of intangibles 492,250 0.2% 481,250 0.2% Restructuring/impairment charges 7,007,769 3.2% 181,239 0.1% EPA related - net environmental remediation 18,007 0.0% 1,789 0.0% Net gain on sale of property, plant and equipment (9,880) 0.0% (977,685) -0.4% 26,597,398 12.0% 18,792,627 8.2% Operating loss (10,892,322) -4.9% (6,859,954) -3.0% Other income (expense): Interest expense (1,568,554) -0.7% (1,205,062) -0.5% Interest and investment income (expense) 28,123 0.0% 128,354 0.1% Equity loss in investment (59,000) 0.0% (273,003) -0.1% Canadian translation gain (loss) (1,482,814) -0.7% 265,460 0.1% Other - net 8,111 0.0% 6,913 0.0% (3,074,134) -1.4% (1,077,338) -0.5% Loss before income taxes (13,966,456) -6.3% (7,937,292) -3.5% Provision for income taxes 1,787,000 0.8% 5,201,000 2.3% Net loss (15,753,456) $ -7.1% (13,138,292) $ -5.7% Loss per share - basic and diluted (1.61) $ (1.34) $ Fiscal Year Ending

Operating Expenses & Income 2009 As % 2008 As % Net sales 221,870,617 $ 100.0% 229,805,983 $ 100.0% Costs of goods sold 206,165,541 92.9% 217,873,310 94.8% Gross profit 15,705,076 7.1% 11,932,673 5.2% Selling and administrative expenses 19,089,252 8.6% 19,106,034 8.3% Amortization of intangibles 492,250 0.2% 481,250 0.2% Restructuring/impairment charges 7,007,769 3.2% 181,239 0.1% EPA related - net environmental remediation 18,007 0.0% 1,789 0.0% Net gain on sale of property, plant and equipment (9,880) 0.0% (977,685) -0.4% 26,597,398 12.0% 18,792,627 8.2% Operating loss (10,892,322) -4.9% (6,859,954) -3.0% Other income (expense): Interest expense (1,568,554) -0.7% (1,205,062) -0.5% Interest and investment income (expense) 28,123 0.0% 128,354 0.1% Equity loss in investment (59,000) 0.0% (273,003) -0.1% Canadian translation gain (loss) (1,482,814) -0.7% 265,460 0.1% Other - net 8,111 0.0% 6,913 0.0% (3,074,134) -1.4% (1,077,338) -0.5% Loss before income taxes (13,966,456) -6.3% (7,937,292) -3.5% Provision for income taxes 1,787,000 0.8% 5,201,000 2.3% Net loss (15,753,456) $ -7.1% (13,138,292) $ -5.7% Loss per share - basic and diluted (1.61) $ (1.34) $ Fiscal Year Ending

Debt & Financing New $20 million credit facility in place on August 14, 2009 Paid off long term debt Paid off previous LOC No borrowings on new credit facility Jun-09 Mar-09 Dec-09 Sep-09 Cash and equivalents 36,261 6,224 5,547 1,859 LOC Availability 2,500 2,500 4,500 4,500 Total 38,761 8,724 10,047 6,359 Cash Availability Jun-09 Jun-08 Var Credit Revolver 15,500 13,500 (2,000) Long Term Debt 3,400 6,000 2,600 Astro Owners 2,031 3,953 1,922 IRB (Ohio) 2,028 2,135 107 Total 22,959 25,588 2,629 Debt 19,826 17,011 25,588 22,958 0.20 0.20 0.36 0.42 0 25,000 50,000 Jun-06 Jun-07 Jun-08 Jun-09 Outstanding Debt ($ '000) 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0.45 Debt:Equity Ratio

Results - 180 days Metric 1st Half 2nd Half Improvement Inventory (net $) $55.7MM $38.4MM $17.3MM (31.0%) Inventory (turns) 3.9 6.1 2.2 (56.4%) SG&A (as % of revenue) 9.3% 8.0% 1.3% Capacity 6 mfg facilities 4 mfg facilities Better utilized assets Accountability Lack of Accountability Accountability at Sites Scorecard Corrective Actions Lean/Quality Programs Fragmented Focused Deployment Cost Savings Program APQP qMBR Strategy Ineffective Strategy Cohesive & Focused Turn Around Strategy Mission Imperatives Initiatives

FY 2010 Mission Statement Our FY 2010 mission is to increase stakeholder value by exceeding budgeted goals for revenue, free cash flow, and profitability through the execution of key imperatives.

FY 2010 Key Imperatives Create and Deploy a Long Term Vision and Strategy Achieve Profitable Growth Achieve Best-In-Class Operational Performance Develop, and Maintain a Strong, Lean, Highly Competent Organization Deploy an Optimized IT Infrastructure and System Effectively Communicate and Serve the Interest of Sparton Employees, Current Shareholders, Customers, Suppliers, and Potential Investors

Our Corporate Values We demand performance excellence in all that we do. We demand integrity of ourselves, our products, and our services. We foster growth and success in an environment of teamwork, collaboration, empowerment, and accountability. We develop long term, trusting relationships to ensure mutually profitable growth. We will maintain a safe and environmentally sound workplace. We will be good corporate citizens in the communities in which we reside.

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